UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 4, 2010

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01.	REGULATION FD DISCLOSURE

Capstead Mortgage Corporation (“Capstead”, or the “Registrant”) has updated its presentation materials to be used in meetings with the investment community. The materials are attached hereto as Exhibit 99.1 and incorporated herein by reference and are also available on our website at www.capstead.com.

The information referenced in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by Capstead pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS.

Capstead is scheduled to participate in a panel discussion of the Agency Mortgage REITs at the RBC Capital Markets Financial Institutions Conference on Tuesday, May 4, 2010. The conference will be held at The Four Seasons Hotel in Boston on May 3 and 4, 2010.

Capstead is scheduled to present at the Ninth Annual JMP Securities Research Conference on Tuesday, May 11, 2010. The conference will be held at The Ritz-Carlton in San Francisco on May 10, 11 and 12, 2010.

Capstead is scheduled to present at the KBW 2010 Diversified Financials Conference on Wednesday, June 2, 1010. The conference will be held at The St. Regis Hotel in New York on June 2 and 3, 2010.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b) Exhibits.

99.1	Investor presentation dated as of March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

May 4, 2010	By:	/s/ PHILLIP A. REINSCH
Phillip A. Reinsch Chief Financial Officer and Executive Vice President